UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2007

K-Swiss Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-18490	95-4265988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA	91361
(Address of Principal Executive Offices)	(Zip Code)

(818) 706-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective December 7, 2007, the Board of Directors of K-Swiss Inc. (the “Company”) amended Sections 6.1, 6.2 and 6.4 of the bylaws of the Company (the “Bylaws”). The amendment to the Bylaws provides for the issuance of uncertificated shares of the Company’s stock. The foregoing summary is qualified in its entirety by reference to the complete text of the amendment, a copy of which is attached as Exhibit 3.1 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

3.1	Amendment to the Amended and Restated Bylaws of K•Swiss Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SWISS INC.

Date: December 10, 2007	By:	/s/ George E. Powlick
		Name:	George E. Powlick
		Title:	Vice President Finance, Chief Operating Officer, Chief Financial Officer and Director

INDEX TO EXHIBITS

No.	Description

3.1	Amendment to the Amended and Restated Bylaws of K•Swiss Inc.

4